UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 30, 2000

                         APPLIED DIGITAL SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)

                                    Missouri
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                 (State or other jurisdiction of incorporation)

                                    000-26020
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                            (Commission File Number)

                                   43-1641533
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                        (IRS Employer Identification No.)

            400 Royal Palm Way, Suite 410, Palm Beach, Florida 33480
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            (Address of principal executive officers)     (Zip Code)

Registrant's telephone number, including area code:                561-366-4800

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Item 2.  Acquisition or Disposition of Assets.


         Effective June 1, 2000, Applied Digital Solutions, Inc., a Missouri corporation (the "Registrant"), entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of June 30, 2000, with Compec Acquisition Corp, a Delaware corporation and wholly-owned subsidiary of the Registrant, and Computer Equity Corporation, a Delaware corporation ("Compec") and certain principal stockholders of Compec named in the Merger Agreement.

         Pursuant to the Merger Agreement, the Registrant agreed to acquire 100 percent of the outstanding shares of common stock of Compec in consideration for
(a) approximately 4,552,907 shares of the Registrant's common stock valued at $15,662,000 and (b) a cash payment of approximately $8,000,000.

         In addition, for each of the twelve-month periods ending June 30, 2001 and June 30, 2002, the stockholders of Compec shall be entitled to earnout payments, equal to a multiple of 1.75 times a targeted EBITDA, subject to certain provisions and adjustments, as set forth in the Merger Agreement. The consideration was determined by arm's-length negotiations.

         Additional information with respect to the merger is set forth in the Merger Agreement which is incorporated herein by reference and attached hereto as Exhibit 2. The Registrant's common stock currently trades on the Nasdaq National Market under the symbol "ADSX".


Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of business acquired:

         Audited financial statements for Computer Equity Corporation and Subsidiaries as of and for the year ended February 29, 2000, and unaudited financial statements of Computer Equity Corporation and Subsidiaries as of and for the three month period ended May 31, 2000 pursuant to Rule 3.05(b) of Regulation S-X of the Securities Exchange Act of 1934, will be filed by amendment to this Form 8-K, as soon as such information is available.

(b)      Pro forma financial information

         Pro forma financial information, pursuant to Rule 11-01 of Regulation S-X of the Securities Exchange Act of 1934, will be filed by amendment to this Form 8-K, as soon as such information is available.

(c)      Exhibits.

              2 Agreement and Plan of Merger dated as of June 30, 2000 by and among Applied Digital Solutions, Inc. and Compec Acquisition Corp. and Computer Equity Corporation and John G. Ballenger, Christopher J. Ballenger and Frederick M. Henschel.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 APPLIED DIGITAL SOLUTIONS, INC.
                                                 (Registrant)


Date: July 14, 2000                              /s/ Richard J. Sullivan
      -------------------                        -------------------------------
                                                 Chairman of the Board and Chief
                                                 Executive Officer





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